                                                                    Exhibit 99.8

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COUNTERPARTY
------------
UNDERWRITER          ML
ISSUER               OWNIT
DEPOSITOR            MLMI
SELLER               MLML
AGGREGATOR
REP PROVIDER
MASTER SERVICER
TRUSTEE              LaSalle
MI PROVIDER
MONOLINE
CREDIT MANAGER
FEDERAL TAX STATUS

ORIGINATORS   GROUP (%)   TOTAL (%)
-----------   ---------   ---------
OWNIT               100         100

SERVICERS   GROUP (%)    TOTAL (%)
---------   ---------    ---------
Litton            100          100

   FICO       AGG UPB     AGG %
---------   ----------   ------
< 500               --    0.00%
500 - 519           --    0.00%
520 - 539    1,213,141    0.26%
540 - 559   12,525,413    2.66%
560 - 579   28,065,721    5.95%
580 - 599   63,404,806   13.45%
600 - 619   74,922,370   15.89%
620 - 639   67,950,828   14.42%
640 - 659   67,058,284   14.23%
660 - 679   47,801,045   10.14%
680 - 699   38,296,395    8.12%
700 - 719   31,564,916    6.70%
720 - 739   17,325,804    3.68%
740 - 759    9,055,304    1.92%
760 - 779    6,850,407    1.45%
780 - 799    4,087,860    0.87%
800 plus     1,277,119    0.27%

COLLATERAL INFO                 GROUP          TOTAL
---------------             ------------   ------------
Gross WAC                          8.040%         7.897%
WA CLTV                            94.48%         95.99%
CLTV >80%                          87.88%         91.49%
CLTV >90%                          74.57%         81.06%
CLTV >95%                          69.01%         76.84%
LB <$50,000                         0.25%          0.29%
LB $50k - $100k                    19.11%         13.44%
LB $100k - $150k                   35.35%         22.42%
WA FICO                            632.0          642.0
<560 FICO                           3.26%          2.91%
560 - 600 FICO                     23.37%         19.40%
SF / TH / PUD                      88.62%         90.61%
2-4 Family                          2.48%          2.58%
Condo                               8.90%          6.81%
Manufactured Housing (MH)           0.00%          0.00%
Other                               0.00%          0.00%
Primary                            97.24%         98.49%
Second                              0.31%          0.24%
Investment                          2.45%          1.27%
Full / Alt                         88.85%         78.40%
Limited                             0.53%          1.39%
NIV/Stated                         10.62%         20.21%
1st Lien                          100.00%        100.00%
2nd Lien                            0.00%          0.00%
State 1                               CA             CA
%                                  11.63%         28.90%
State 2                               WA             WA
%                                  10.73%          8.52%
State 3                               OH             OH
%                                  10.11%          8.24%
State 4                               CO             FL
%                                   8.56%          7.83%
State 5                               OR             CO
%                                   5.92%          5.15%
ARM / HYB                          75.95%         74.37%
Fixed                              24.05%         25.63%
Purchase                           60.84%         76.36%
Refi-RT                             5.18%          2.77%
Refi-CO                            33.98%         20.87%
Size                        $175,780,290   $471,399,413
AVG Balance                 $    134,801   $    166,044
Loan Count                         1,304          2,839
Interest Only (IO)                  2.86%          5.23%
Negative Amortization               0.00%          0.00%

GWAC        AGG ARM UPB   ARM %   AGG FIX UPB   FIX %
----        -----------   -----   -----------   -----
0 - 4.5              --    0.00%           --    0.00%
4.5 - 5              --    0.00%           --    0.00%
5 - 5.5         166,800    0.05%           --    0.00%
5.5 - 6         419,250    0.12%           --    0.00%
6 - 6.5       9,991,821    2.85%    1,294,078    1.07%
6.5 - 7      59,769,575   17.05%    4,459,669    3.69%
7 - 7.5      92,489,123   26.38%   18,196,857   15.06%
7.5 - 8      94,360,436   26.92%   28,463,983   23.56%
8 - 8.5      40,238,608   11.48%   24,743,757   20.48%
8.5 - 9      31,319,919    8.93%   18,804,641   15.56%
9 - 9.5      13,814,205    3.94%   10,288,919    8.52%
9.5 - 10      5,097,452    1.45%    9,607,799    7.95%
10 - 10.5     1,948,634    0.56%    3,027,838    2.51%
10.5 - 11       845,949    0.24%    1,808,060    1.50%
11 - 11.5       114,861    0.03%      127,180    0.11%
11.5 - 12            --    0.00%           --    0.00%
12 - 12.5            --    0.00%           --    0.00%
12.5 - 13            --    0.00%           --    0.00%
13 - 13.5            --    0.00%           --    0.00%
13.5 - 14             0    0.00%           --    0.00%
14 - 14.5             0    0.00%           --    0.00%
14.5 +                0    0.00%           --    0.00%

RATINGS
-------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

CREDIT ENHANCEMENT
------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

                                                             COMBINED LTV
    FIXED       ------------------------------------------------------------------------------------------------------
   FULL DOC     0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
Less than 560       0.31%         0.22%         0.20%         0.02%         0.43%         0.38%         0.05%     0.19%
560 - 599           0.56%         0.25%         0.38%         0.04%         0.14%         1.99%         0.73%     5.26%
600 - 619           0.01%         0.14%         0.12%         0.11%         0.21%         0.67%         0.20%     4.00%
620 - 659           0.08%         0.15%         0.18%         0.06%         0.24%         0.54%         0.56%     4.28%
660 - 699           0.11%         0.01%         0.00%         0.00%         0.00%         0.18%         0.16%     1.22%
700 - 740           0.02%         0.00%         0.00%         0.02%         0.04%         0.02%         0.00%     0.26%
740 +               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.37%

                                                             COMBINED LTV
    FIXED       ------------------------------------------------------------------------------------------------------
 NOT FULL DOC   0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
Less than 560       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
560 - 599           0.00%         0.01%         0.00%         0.00%         0.03%         0.03%         0.00%     0.08%
600 - 619           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.12%
620 - 659           0.03%         0.00%         0.00%         0.02%         0.00%         0.00%         0.00%     0.05%
660 - 699           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.04%
700 - 740           0.00%         0.00%         0.00%         0.00%         0.00%         0.01%         0.00%     0.07%
740 +               0.00%         0.00%         0.00%         0.00%         0.04%         0.00%         0.00%     0.00%

                                                              COMBINED LTV
AMORTIZING ARM   ------------------------------------------------------------------------------------------------------
   FULL DOC      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
--------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
Less than 560        0.10%         0.02%         0.00%         0.00%         0.10%         0.38%         0.00%     0.49%
560 - 599            0.08%         0.13%         0.04%         0.08%         0.26%         2.46%         0.36%     5.84%
600 - 619            0.08%         0.22%         0.14%         0.06%         0.16%         0.60%         0.77%     7.83%
620 - 659            0.16%         0.17%         0.28%         0.00%         0.22%         0.91%         0.46%    14.63%
660 - 699            0.03%         0.00%         0.10%         0.00%         0.12%         0.53%         0.11%     7.16%
700 - 740            0.00%         0.00%         0.00%         0.00%         0.14%         0.17%         0.22%     3.05%
740 +                0.00%         0.00%         0.00%         0.00%         0.02%         0.03%         0.00%     1.20%

                                                               COMBINED LTV
AMORTIZING ARM   ------------------------------------------------------------------------------------------------------
 NOT FULL DOC    0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
--------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
Less than 560        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
560 - 599            0.06%         0.04%         0.07%         0.00%         0.26%         0.03%         0.00%     0.03%
600 - 619            0.00%         0.00%         0.00%         0.00%         0.05%         0.00%         0.00%     0.06%
620 - 659            0.00%         0.17%         0.03%         0.03%         0.18%         0.23%         0.08%     3.96%
660 - 699            0.00%         0.00%         0.07%         0.00%         0.07%         0.38%         0.34%     5.95%
700 - 740            0.00%         0.00%         0.00%         0.00%         0.14%         0.56%         0.07%     4.49%
740 +                0.00%         0.00%         0.00%         0.00%         0.05%         0.08%         0.00%     1.82%

                                                                   COMBINED LTV
NON-AMORTIZING ARM   ------------------------------------------------------------------------------------------------------
     FULL DOC        0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
------------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
Less than 560            0.01%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
560 - 599                0.00%         0.04%         0.01%         0.00%         0.00%         0.05%         0.00%     0.06%
600 - 619                0.00%         0.00%         0.00%         0.00%         0.10%         0.00%         0.00%     0.21%
620 - 659                0.00%         0.04%         0.00%         0.00%         0.00%         0.02%         0.00%     0.83%
660 - 699                0.00%         0.00%         0.11%         0.00%         0.00%         0.00%         0.03%     1.04%
700 - 740                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.30%
740 +                    0.00%         0.00%         0.00%         0.00%         0.10%         0.00%         0.00%     0.42%

                                                                   COMBINED LTV
NON-AMORTIZING ARM   ------------------------------------------------------------------------------------------------------
   NOT FULL DOC      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
------------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
Less than 560            0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
560 - 599                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.00%
600 - 619                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.04%
620 - 659                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.04%
660 - 699                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.06%     0.46%
700 - 740                0.00%         0.00%         0.00%         0.00%         0.00%         0.18%         0.00%     0.62%
740 +                    0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.39%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.   Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.   Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.   The sum of all six FICO/CLTV grids should sum to 100%

CHECK FOR 0'S
-------------
Total equals 100%    0.00%
GT 80% Match         0.00%
ARM Match            0.00%
IO Match            -0.06%   Fixed Rate IO's
FICO % Match         0.00%

Total:

                        % PRINCIPAL BALANCE    GWAC   FICO    LTV     CLTV   PURCH
                        -------------------   -----   ----   -----   -----   -----
Fixed Rate First Lien                 25.63%  8.366%   611   82.19%  92.50%  58.60%
ARM First Lien                        74.37   7.735    652   78.05   97.19   82.48
                                     ------   -----    ---   -----   -----   -----
TOTAL:                               100.00%  7.897%   642   79.11%  95.99%  76.36%
                                     ======   =====    ===   =====   =====   =====

Group 1:

APPENDIX A #10          % PRINCIPAL BALANCE    GWAC   FICO    LTV     CLTV   PURCH
--------------          -------------------   -----   ----   -----   -----   -----
Fixed Rate First Lien                 24.05%  8.412%   610   82.70%  90.70%  43.99%
ARM First Lien                        75.95   7.922    640   78.88   95.67   66.18
                                     ------   -----    ---   -----   -----   -----
TOTAL:                               100.00%  8.040%   632   79.80%  94.48%  60.84%
                                     ======   =====    ===   =====   =====   =====